Exhibit 99.1

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130199919-84
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/26/2013 2:02 PM
	Entity Number E0155692010-3

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Future Energy, Corp.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Future Energy, Corp., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies that the Board of Directors of the Corporation (the "Board of Directors"), pursuant to authority of the Board of Directors under NRS 78.195 and 78.1955 of the Nevada Revised Statutes, and in accordance with the provisions of its Articles of Incorporation and Bylaws, each as amended through the date hereof, has and hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

See attached Schedule "A"

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-6-09

SCHEDULE “A”

TO CERTIFICATE OF DESIGNATION

FOR FUTURE ENERGY, CORP.

1.

Designation:  110,000,000 Series A Special Voting Shares.

2.

Dividends and Distributions:  Except as required by applicable law or as authorized by the provisions of a proposed Voting and Exchange Trust Agreement to be entered into among MarilynJean Holdings Inc., the Corporation and Chester Ku, a copy of which is attached as Exhibit 1 to this Schedule “A” (the “Voting Agreement”), neither the holder nor the owner, if different, of the Series A Special Voting Shares shall be entitled to receive any dividends or distributions of the Corporation, whether payable in cash, property or in shares of capital stock.

3.

Liquidation: Except as authorized by the provisions of the Voting Agreement, in the event of any liquidation, dissolution or winding up of the Corporation, holders of the Series A Special Voting Shares shall not be entitled to receive any assets of the Corporation available for distribution to its stockholders.

4.

Voting Rights:  The Series A Special Voting Shares shall have the following voting rights:

(a)

with respect to all meetings of stockholders of the Corporation at which holders of the Corporation’s common stock are entitled to vote and with respect to any written consents, to the extent permitted by the Articles of Incorporation and the Corporation’s Bylaws, sought by the Corporation from its stockholders, including the holders of Corporation common stock, the Series A Special Voting Shares shall vote together with the common stock of the Corporation as a single class and the Series A Special Voting Shares shall have the identical voting rights to those of the Corporation’s common stock; and

(b)

the voting rights attached to the Series A Special Voting Shares shall terminate pursuant to and in accordance with the provisions of the Voting Agreement.

5.

Other Provisions:  Pursuant to the terms of the Voting Agreement:

(a)

the votes attached to the Series A Special Voting Shares shall be exercised by the Trustee (as defined in the Voting Agreement) pursuant to and in accordance with the Voting Agreement; and

(b)

the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of the Series A Special Voting Shares shall be as otherwise provided in the Voting Agreement.

6.

Series A Special Voting Shares:  Pursuant to the terms of the Voting Agreement, the Series A Special Voting Shares shall be issued and legended as set out in Article 3 of the Voting Agreement.

7.

Exercise of Voting Rights:  Pursuant to the terms of the Voting Agreement, the exercise of voting rights shall be as set out in Article 4 of the Voting Agreement.

8.

Exchange Right and Automatic Exchange: Pursuant to the terms of the Voting Agreement, the exchange rights and automatic exchange provisions shall be as set out in Article 5 of the Voting Agreement.

EXHIBIT 1

VOTING AGREEMENT

VOTING AND EXCHANGE TRUST AGREEMENT

THIS AGREEMENT is dated for reference ______________________, 2013.

AMONG:

MARILYNJEAN HOLDINGS INC., a corporation existing under the laws of British Columbia (“ExchangeCo”)

AND

FUTURE ENERGY CORP., a corporation existing under the laws of the State of Nevada (“Parent”)

AND

CHESTER KU, a business person resident in the Province of British Columbia (“Trustee”)

WHEREAS:

A.

Pursuant to a share exchange agreement (the “Share Exchange Agreement”) dated for reference __________________, 2013 among Parent, ExchangeCo, MarilynJean Media Inc. (the “Company”) and the shareholders of the Company, ExchangeCo has agreed to issue exchangeable shares (the “Exchangeable Shares”) to certain holders of common shares of the Company pursuant to the acquisition of common shares of the Company contemplated by the Share Exchange Agreement; and

B.

Pursuant to the Share Exchange Agreement, Parent and ExchangeCo have agreed to execute a voting and exchange trust agreement substantially in the form of this Agreement; and

THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned Person, whether through the ownership of voting securities, by contract or otherwise.

“Assignee” has the meaning ascribed to that term in Section 12.3.

“Authorized Person” has the meaning ascribed to that term in Section 6.16.

 “Automatic Exchange Rights” means the benefit of the obligation of Parent to effect the automatic exchange of Parent Common Shares for Exchangeable Shares pursuant to Section 5.13.

“Beneficiaries” means the registered holders from time to time of Exchangeable Shares, other than Parent and the Parent Affiliates.

“Beneficiary Votes” has the meaning ascribed to that term in Section 4.2.

“Board of Directors” means the Board of Directors of ExchangeCo or Parent, as the case may be.

“Business Day” means any day on which commercial banks are generally open for business in Vancouver, British Columbia, other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the laws of the Province of British Columbia or the federal laws of Canada.

“Canadian Dollar Equivalent” means, in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date, the product obtained by multiplying: (a) the Foreign Currency Amount, by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

“Current Market Price” means, in respect of a Parent Common Share on any date, the Canadian Dollar Equivalent of the average of the closing prices of Parent Common Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on the OTC Bulletin Board, or, if the Parent Common Shares are not then quoted on the OTC Bulletin Board, on such other stock exchange or automated quotation system on which the Parent Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors of Parent for such purpose; provided, however, that if in the opinion of the Board of Directors of Parent the public distribution or trading activity of Parent Common Shares during such period does not create a market which reflects the fair market value of a Parent Common Shares, then the Current Market Price of a Parent Common Share shall be determined by the Board of Directors of Parent, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors of Parent shall be conclusive and binding.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Exchange Right” has the meaning ascribed to that term in Section 5.1.

“Exchangeable Share” means a share in the class of non-voting exchangeable shares in the capital of ExchangeCo having the rights, privileges, restrictions and conditions set forth in the Exchangeable Share Provisions.

“Exchangeable Share Provisions” means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth in Schedule J of the Share Exchange Agreement.

“Exchangeable Share Support Agreement” means the exchangeable share support agreement dated for reference ______________________, 2013 between ExchangeCo and Parent.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal).

“Indemnified Parties” has the meaning ascribed to that term in Section 8.1.

“Insolvency Event” means the institution by ExchangeCo of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of ExchangeCo to the institution of bankruptcy, insolvency or winding-up proceedings against ExchangeCo, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by ExchangeCo to contest in good faith any such proceedings commenced in respect of ExchangeCo within 30 days of becoming aware thereof, or the consent by ExchangeCo to the filing of any such petition or to the appointment of a receiver, or the making by ExchangeCo of a general assignment for the benefit of creditors, or the admission in writing by ExchangeCo of its inability to pay its debts generally as they become due, or ExchangeCo not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share Provisions.

“Liquidation Call Right” has the meaning ascribed to that term in the Share Exchange Agreement.

“Liquidation Event” has the meaning ascribed to that term in Section 5.13(b).

“Liquidation Event Effective Date” has the meaning ascribed to that term in Section 5.13(c).

“List” has the meaning ascribed to that term in Section 4.6.

“Officer’s Certificate” means, with respect to Parent or ExchangeCo, as the case may be, a certificate signed by any one of the authorized signatories of Parent or ExchangeCo, as the case may be.

“Parent Affiliates” means Affiliates of Parent.

“Parent Common Share” means a share of common stock, par value U.S. $0.001 per share, in the capital of Parent, and any other security into which such share may be changed.

“Parent Consent” has the meaning ascribed to that term in Section 4.2.

“Parent Meeting” has the meaning ascribed to that term in Section 4.2.

“Parent Special Voting Shares” means the shares of special voting stock of Parent, par value U.S.$0.001 outstanding from time to time, the shares of which entitle the holder of record to an equal number of votes of Parent Common Shares on a one Parent Special Voting Share for one Parent Common Share basis at meetings of holders of Parent Common Shares which number of Parent Special Voting Shares shall be equal to the number of Exchangeable Shares issued and outstanding from time to time (other than Exchangeable Shares held by Parent and Parent Affiliates).

“Parent Successor” has the meaning ascribed to that term in Section 10.1.

“Person” means any individual, Entity or Governmental Body.

“Redemption Call Right” has the meaning ascribed to that term in the Share Exchange Agreement.

“Retracted Shares” has the meaning ascribed to that term in Section 5.7.

“Retraction Call Right” has the meaning ascribed to that term in the Exchangeable Share Provisions.

“Share Exchange Agreement” means the agreement dated for reference __________________, 2013 among Parent, ExchangeCo and the Company and certain shareholders of the Company, as amended, supplemented and/or restated in accordance therewith, providing for, among other things, the acquisition of common shares of the Company.

“Trust” means the trust created by this Agreement.

“Trust Estate” means the Parent Special Voting Shares, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by Trustee from time to time pursuant to this trust agreement.

“Trustee” means Chester Ku, or such other Person or other Entity that Parent and the Company choose and, subject to the provisions of Article 9, includes any successor trust company.

“Voting Rights” means the voting rights attached to the Parent Special Voting Shares as set forth in Article 4.

1.2

Interpretation Not Affected by Headings, etc.

The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and should not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number and/or a letter refer to the specified Article or Section of this Agreement. The terms “this Agreement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3

Number, Gender, etc.

Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

1.4

Date for any Action

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

ARTICLE 2

PURPOSE OF AGREEMENT

2.1

Establishment of Trust

The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. Trustee will hold the Parent Special Voting Shares in order to enable Trustee to execute the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable Trustee to exercise such rights, in each case as Trustee for and on behalf of the Beneficiaries as provided in this Agreement.

ARTICLE 3

PARENT SPECIAL VOTING SHARES

3.1

Issue and Ownership of the Parent Special Voting Shares

Parent hereby issues to and deposits with Trustee, the Parent Special Voting Shares to be hereafter held of record by Trustee as Trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement. Parent hereby acknowledges receipt from Trustee as Trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the Parent Special Voting Shares by Parent to Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, Trustee shall possess and be vested with full legal ownership of the Parent Special Voting Shares and shall be entitled to exercise all of the rights and powers of an owner with respect to the Parent Special Voting Shares provided that Trustee shall:

(a)

hold the Parent Special Voting Shares and the legal title thereto as Trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(b)

except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Parent Special Voting Shares and the Parent Special Voting Shares shall not be used or disposed of by Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

3.2

Legended Share Certificates

ExchangeCo will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Beneficiaries.

3.3

Safe Keeping of Certificate

The certificate representing the Parent Special Voting Shares shall at all times be held in safe keeping by Trustee or its duly authorized agent.

ARTICLE 4

EXERCISE OF VOTING RIGHTS

4.1

Voting Rights

Trustee, as the holder of record of the Parent Special Voting Shares, shall be entitled to vote in person or by proxy the Parent Special Voting Shares on any matters, questions, proposals or propositions whatsoever that may properly come before the holders of Parent Common Shares at a Parent Meeting or in connection with a Parent Consent. The Voting Rights shall be and remain vested in and exercised by Trustee. Subject to Section 6.14:

(a)

Trustee shall exercise the Voting Rights only on the basis of instructions received in accordance with this Article 4 from Beneficiaries entitled to instruct Trustee as to the voting thereof at the time at which the Parent Meeting is held or a Parent Consent is sought; and

(b)

to the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, Trustee shall not exercise or permit the exercise of such Voting Rights.

4.2

Number of Votes

With respect to all meetings of stockholders of Parent at which holders of Parent Common Shares are entitled to vote (each, a “Parent Meeting”) and with respect to all written consents sought by Parent from its stockholders including the holders of Parent Common Shares (each, a “Parent Consent”), each Beneficiary shall be entitled to instruct Trustee to cast and exercise one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Beneficiary on the record date established by Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be (the “Beneficiary Votes”), in respect of each matter, question, proposal or proposition to be voted on at such Parent Meeting or in connection with such Parent Consent.

4.3

Mailings to Stockholders

With respect to each Parent Meeting and Parent Consent, Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as Parent utilizes in communications to holders of Parent Common Shares subject to Trustee being advised in writing of that method and its ability to provide that method of communication) to each of the Beneficiaries named in the List referred to in Section 4.6, the following materials (such mailing or communication to commence on the same day as the mailing (or other communication) is commenced by Parent to its stockholders or, if later, promptly after receipt by Trustee of such materials):

(a)

a copy of the notice of such Parent Meeting or such Parent Consent, together with any related materials to be provided to stockholders of Parent;

(b)

a statement that such Beneficiary is entitled to instruct Trustee as to the exercise of the Beneficiary Votes with respect to such Parent Meeting or Parent Consent or, pursuant to Section 4.7, to attend such Parent Meeting and to exercise personally the Beneficiary Votes thereat;

(c)

a statement as to the manner in which such instructions may be given to Trustee, including an express indication that instructions may be given to Trustee to give:

(i)

a proxy to such Beneficiary or his designee to exercise personally the Beneficiary Votes; or

(ii)

a proxy to a designated agent or other representative of the management of Parent to exercise such Beneficiary Votes;

(d)

a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

(e)

a form of direction whereby the Beneficiary may instruct Trustee as to voting and otherwise as contemplated herein; and

(f)

a statement of the time and date by which such instructions must be received by Trustee in order to be binding upon it, which, in the case of a Parent Meeting, shall be not later than the close of business on the second Business Day prior to such meeting, and of the method for revoking or amending such instructions.

For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by Parent or by applicable law for purposes of determining stockholders entitled to vote at such Parent Meeting or sign such Parent Consent. Parent will notify Trustee of any decision of the Board of Directors of Parent with respect to the calling of any Parent Meeting or with respect to the seeking of any Parent Consent and shall provide all necessary information and materials to Trustee in each case promptly and in any event in sufficient time to enable Trustee to perform its obligations contemplated by this Section 4.3.

4.4

Copies of Stockholder Information

Parent will deliver to Trustee copies of all proxy materials (including notices of Parent Meetings but excluding proxies to vote Parent Common Shares), information statements, reports (including without limitation, all interim and annual financial statements) and other written communications that, in each case, are to be distributed from time to time to holders of Parent Common Shares in sufficient quantities and in sufficient time so as to enable Trustee to send those materials to each Beneficiary at the same time as such materials are first sent to holders of Parent Common Shares. Trustee will mail or otherwise send to each Beneficiary, at the expense of Parent, copies of all such materials (and all materials specifically directed to the Beneficiaries or to Trustee for the benefit of the Beneficiaries by Parent) received by Trustee from Parent and will use its best efforts to mail or otherwise send such materials contemporaneously with the sending by Parent or its designee of such materials to holders of Parent Common Shares. Trustee will also make available for inspection by any Beneficiary at Trustee’s principal corporate trust office in the City of Vancouver during the regular business hours of Trustee all proxy materials, information statements, reports and other written communications that are:

(a)

received by Trustee as the registered holder of the Parent Special Voting Shares and made available by Parent generally to the holders of Parent Common Shares; or

(b)

specifically directed to the Beneficiaries or to Trustee for the benefit of the Beneficiaries by Parent.

4.5

Other Materials

As soon as reasonably practicable after receipt by Parent or stockholders of Parent (if such receipt is known by Parent) of any material sent or given by or on behalf of a third party to holders of Parent Common Shares generally, including without limitation, dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Parent shall use its reasonable efforts to obtain and deliver to Trustee copies thereof in sufficient quantities so as to enable Trustee to forward such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter. As soon as reasonably practicable after receipt thereof, Trustee will mail or otherwise send to each Beneficiary, at the expense of Parent, copies of all such materials received by Trustee from Parent. Trustee will also make available for inspection by any Beneficiary at Trustee’s principal corporate trust office in the City of Vancouver during the regular business hours of Trustee copies of all such materials.

4.6

List of Persons Entitled to Vote

ExchangeCo shall, (a) prior to each annual general and special Parent Meeting or the seeking of any Parent Consent and (b) forthwith upon each request made at any time by Trustee in writing, prepare or cause to be prepared a list (a “List”) of the names and addresses of the Beneficiaries arranged in alphabetical order (and, if requested, arranged by jurisdiction of residence) and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by Trustee in such request or, in the case of a List prepared in connection with a Parent Meeting or a Parent Consent, at the close of business on the record date established by Parent or pursuant to applicable law for determining the holders of Parent Common Shares entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in connection with such Parent Consent. Each such List shall be delivered to Trustee promptly after receipt by ExchangeCo of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time to enable Trustee to perform its obligations under this Agreement. Parent agrees to give ExchangeCo notice (with a copy to Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable ExchangeCo to perform its obligations under this Section 4.6.  Parent, in consultation with Exchangeco and the Trustee, shall maintain the share registry for the Parent Special Voting Shares and undertake all acts and execute all documents that are necessary to adjust the number of Parent Special Voting Shares so that, at all times, the number of Parent Special Voting Shares issued and outstanding is equal to the number of Exchangeable Shares issued and outstanding from time to time.

4.7

Entitlement to Direct Votes

Any Beneficiary named in a List prepared in connection with any Parent Meeting or Parent Consent will be entitled (a) to instruct Trustee in the manner described in Section 4.3 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b) to attend such meeting and personally exercise thereat, as the proxy of Trustee, the Beneficiary Votes to which such Beneficiary is entitled.

4.8

Voting by Trustee, and Attendance of Trustee Representative at Meeting

(a)

In connection with each Parent Meeting and Parent Consent, Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to Section 4.3, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by Trustee from the Beneficiary prior to the time and date fixed by Trustee for receipt of such instruction in the notice given by Trustee to the Beneficiary pursuant to Section 4.3.

(b)

Subject to the timely receipt of instructions as contemplated in Section 4.3(f), Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of Trustee, proxies for Voting Rights to attend each Parent Meeting. Upon submission by a Beneficiary (or its designee) of identification satisfactory to Trustee’s representative, and at the Beneficiary’s request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given Trustee instructions pursuant to Section 4.3 in respect of such meeting or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary exercising such Beneficiary Votes shall have the same rights as Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.9

Distribution of Written Materials

Any written materials distributed by Trustee pursuant to this Agreement shall be sent by mail (or otherwise communicated in the same manner as Parent utilizes in communications to holders of Parent Common Shares subject to Trustee being advised in writing of that method of communication and its ability to provide that method of communication) to each Beneficiary at its address as shown on the books of ExchangeCo. ExchangeCo shall provide or cause to be provided to Trustee for this purpose, on a timely basis and without charge or other expense:

(a)

a current List; and

(b)

upon the request of Trustee, mailing labels to enable Trustee to carry out its duties under this Agreement.

4.10

Termination of Voting Rights

All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to Parent, and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Beneficiary of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for Parent Common Shares, as specified in Article 5 (unless, in either case, Parent shall not have delivered the requisite Parent Common Shares issuable in exchange for the Exchangeable Shares to Trustee for delivery to the Beneficiaries), or upon the redemption of Exchangeable Shares pursuant to Article 6 or 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of ExchangeCo pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by ExchangeCo pursuant to the exercise by ExchangeCo of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

ARTICLE 5

EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

5.1

Grant and Ownership of the Exchange Right

Parent hereby grants to Trustee as Trustee for and on behalf of, and for the use and benefit of, the Beneficiaries the right (the “Exchange Right”), exercisable upon the occurrence and during the continuance of an Insolvency Event, to require Parent to purchase from each or any Beneficiary all or any part of the Exchangeable Shares held by the Beneficiary and the Automatic Exchange Rights, all in accordance with the provisions of this Agreement. Parent hereby acknowledges receipt from Trustee as Trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by Parent to Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that Trustee shall:

(a)

hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as Trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

(b)

except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement.

5.2

Legended Share Certificates

ExchangeCo will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of:

(a)

their right to instruct Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Beneficiary;

(b)

the Automatic Exchange Rights; and

(c)

any additional rights or restrictions required under applicable laws.

5.3

General Exercise of Exchange Right

The Exchange Right shall be and remain vested in and exercisable by Trustee. Subject to Section 6.14, Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Beneficiaries entitled to instruct Trustee as to the exercise thereof. To the extent that no instructions are received from a Beneficiary with respect to the Exchange Right, Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4

Purchase Price

The purchase price payable by Parent for each Exchangeable Share to be purchased by Parent under the Exchange Right shall be an amount per share equal to (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by Parent causing to be sent to such holder one Parent Common Share; plus (b) to the extent not paid by ExchangeCo, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale. In connection with each exercise of the Exchange Right, Parent shall provide to Trustee an Officer’s Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by Parent issuing and delivering or causing to be delivered to Trustee, on behalf of the relevant Beneficiary, one Parent Common Share and on the applicable payment date a cheque for the balance, if any, of the purchase price without interest (but less any amounts withheld pursuant to Section 5.14).

5.5

Exercise Instructions

Subject to the terms and conditions herein set forth, a Beneficiary shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary on the books of ExchangeCo. To cause the exercise of the Exchange Right by Trustee, the Beneficiary shall deliver to Trustee, in person or by certified or registered mail, at its principal corporate trust office in Vancouver, British Columbia or at such other places in Canada as Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires Parent to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable laws and the constating documents of ExchangeCo and such additional documents and instruments as Trustee, Parent or ExchangeCo may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Beneficiary thereby instructs Trustee to exercise the Exchange Right so as to require Parent to purchase from the Beneficiary the number of Exchangeable Shares specified therein, (ii) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by Parent free and clear of all liens, claims, security interests, adverse claims and encumbrances, (iii) the names in which the certificates representing Parent Common Shares issuable in connection with the exercise of the Exchange Right are to be issued, and (iv) the names and addresses of the Persons to whom such new certificates should be delivered; and (b) payment (or evidence satisfactory to Trustee, ExchangeCo and Parent of payment) of the taxes (if any) payable as contemplated by Section 5.8 of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to Trustee are to be purchased by Parent under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of ExchangeCo.

5.6

Delivery of Parent Common Shares; Effect of Exercise

Promptly after receipt of the certificates representing the Exchangeable Shares which the Beneficiary desires Parent to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of taxes, if any, payable as contemplated by Section 5.8 or evidence thereof), duly endorsed for transfer to Parent, Trustee shall notify Parent and ExchangeCo of its receipt of the same, which notice to Parent and ExchangeCo shall constitute exercise of the Exchange Right by Trustee on behalf of the holder of such Exchangeable Shares, and Parent shall promptly thereafter deliver or cause to be delivered to Trustee, for delivery to the Beneficiary of such Exchangeable Shares (or to such other Persons, if any, properly designated by such Beneficiary) the number of Parent Common Shares issuable in connection with the exercise of the Exchange Right, and on the applicable payment date cheques for the balance, if any, of the total purchase price therefor without interest (but less any amounts withheld pursuant to Section 5.14; provided, however, that no such delivery shall be made unless and until the Beneficiary requesting the same shall have paid (or provided evidence satisfactory to Trustee, ExchangeCo and Parent of the payment of) the taxes (if any) payable as contemplated by Section 5.8 of this Agreement. Immediately upon the giving of notice by Trustee to Parent and ExchangeCo of the exercise of the Exchange Right as provided in this Section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred and the holder of such Exchangeable Shares shall be deemed to have transferred to Parent all of such holder’s right, title and interest in and to such Exchangeable Shares shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price for those Exchangeable Shares (together with a cheque for the balance, if any, of the total purchase price therefor without interest (but less any amounts withheld pursuant to Section 5.14), unless the requisite number of Parent Common Shares is not allotted, issued and delivered by Parent to Trustee within five Business Days of the date of the giving of such notice by Trustee and cheque for the balance, if any, of the total purchase price for such Exchangeable Shares is not issued and delivered to Trustee on the applicable payment date, in which case the rights of the Beneficiary shall remain unaffected until such Parent Common Shares are so allotted, issued and delivered by Parent and any such cheque is issued and delivered by Parent. Upon delivery by Parent to Trustee of such Parent Common Shares, Trustee shall deliver such Parent Common Shares to such Beneficiary (or to such other Persons, if any, properly designated by such Beneficiary). Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to it pursuant to the Exchange Right.  Upon the due exercise of the Exchange Right, and simultaneous with the delivery of the certificates evidencing the issuance of the Parent Common Shares, the Parent shall effect a corresponding adjustment to the Parent Special Voting Shares share registry to reduce the number of Parent Special Voting Shares equal to the number of Exchangeable Shares that are subject to such Exchange Right. Additionally, and in such circumstances, the Trustee and the Parent shall execute and deliver all ancillary documents necessary to effect the due return to treasury and cancellation of such Parent Special Voting Shares, including any return to treasury agreement and duly signed stock powers of attorney.

5.7

Exercise of Exchange Right Subsequent to Retraction

In the event that a Beneficiary has exercised its right under Article 6 of the Exchangeable Share Provisions to require ExchangeCo to redeem any or all of the Exchangeable Shares held by the Beneficiary (the “Retracted Shares”) and is notified by ExchangeCo pursuant to Section 6.6 of the Exchangeable Share Provisions that ExchangeCo will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that ExchangeCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Beneficiary has not revoked the retraction request delivered by the Beneficiary to ExchangeCo pursuant to Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to Trustee instructing Trustee to exercise the Exchange Right with respect to those Retracted Shares that ExchangeCo is unable to redeem. In any such event, ExchangeCo hereby agrees with Trustee and in favour of the Beneficiary to immediately notify Trustee of the prohibition against ExchangeCo redeeming all of the Retracted Shares and to promptly to forward or cause to be forwarded to Trustee all relevant materials delivered by the Beneficiary to ExchangeCo or to the transfer agent of the Exchangeable Shares (including without limitation, a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that ExchangeCo is not permitted to redeem and will require Parent to purchase such shares in accordance with the provisions of this Article 5.

5.8

Stamp or Other Transfer Taxes

Upon any sale of Exchangeable Shares to Parent pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Parent Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Beneficiary of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Beneficiary (a) shall pay (and none of Parent, ExchangeCo or Trustee shall be required to pay) any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a Person other than such Beneficiary or (b) shall have evidenced to the satisfaction of Trustee, Parent and ExchangeCo that such taxes, if any, have been paid.

5.9

Notice of Insolvency Event

As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, ExchangeCo and Parent shall give written notice thereof to Trustee. As soon as practicable following the receipt of notice from ExchangeCo and Parent of the occurrence of an Insolvency Event, or upon Trustee becoming aware of an Insolvency Event, Trustee will mail to each Beneficiary, at the expense of Parent, a notice of such Insolvency Event, in the form provided by the Parent, which notice shall contain a brief statement of the rights of the Beneficiaries with respect to the Exchange Right.

5.10

Qualification of Parent Common Shares

Parent will in good faith expeditiously take all such reasonable actions and do all such reasonable things as are necessary or desirable to cause all Parent Common Shares to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Parent Common Shares have been listed by Parent and remain listed and are quoted or posted for trading at such time.

5.11

Parent Common Shares

Parent hereby represents, warrants and covenants that the Parent Common Shares issuable as described herein will be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance.

5.12

Prohibition on Voluntary Liquidation

Parent covenants that it shall not take any action relating to a voluntary liquidation, dissolution or winding-up of ExchangeCo or its successors, prior to the Redemption Date (as defined in the Exchangeable Share Provisions) unless prior to such liquidation, dissolution or winding-up Parent shall have taken such actions to ensure that it is possible for holders of Exchangeable Shares to extend through to the Redemption Date (subject to the continuing effect of other provisions of this Agreement which may permit the redemption or other termination of the Exchangeable Shares prior to the Redemption Date) the deferral of any gain incurred by such holders that would otherwise have been recognized at the  closing of the transactions contemplated by the Share Exchange Agreement.

5.13

Automatic Exchange on Liquidation of Parent

(a)

Parent will give Trustee notice of each of the following events at the time set forth below:

(i)

in the event of any determination by the Board of Directors of Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Parent or to effect any other distribution of assets of Parent among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

(ii)

as soon as practicable following the earlier of (A) receipt by Parent of notice of, and (B) Parent otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Parent or to effect any other distribution of assets of Parent among its shareholders for the purpose of winding up its affairs, in each case where Parent has failed to contest in good faith any such proceeding commenced in respect of Parent within 30 days of becoming aware thereof.

(b)

As soon as practicable following receipt by Trustee from Parent of notice of any event (a “Liquidation Event”) contemplated by Section 5.13(a)(i) or 5.13(a)(ii) above, Trustee will give notice thereof to the Beneficiaries. Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Parent Common Shares provided for in Section 5.13(c).

(c)

In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of Parent Common Shares in the distribution of assets of Parent in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the “Liquidation Event Effective Date”) of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for Parent Common Shares. To effect such automatic exchange, Parent shall purchase on the fifth Business Day prior to the Liquidation Event Effective Date each Exchangeable Share then outstanding and held by Beneficiaries, and each Beneficiary shall sell the Exchangeable Shares held by it at such time, for a total purchase price per share equal to (a) the Current Market Price of a Parent Common Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by Parent issuing to the Beneficiary one Parent Common Share, and (b) to the extent not paid by ExchangeCo, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange. In connection with such automatic exchange, Parent will provide to Trustee an Officer’s Certificate setting forth the calculation of the purchase price for each Exchangeable Share.

(d)

On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Parent Common Shares shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to Parent all of the Beneficiary’s right, title and interest in and to such Beneficiary’s Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and Parent shall issue to the Beneficiary the Parent Common Shares issuable upon the automatic exchange of Exchangeable Shares for Parent Common Shares and on the applicable payment date shall deliver to Trustee for delivery to the Beneficiary a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest but less any amounts withheld pursuant to Section 5.14. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall be considered and deemed for all purposes to be the holder of the Parent Common Shares issued pursuant to the automatic exchange of Exchangeable Shares for Parent Common Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with Parent pursuant to such automatic exchange shall thereafter be deemed to represent Parent Common Shares issued to the Beneficiary by Parent pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent Parent Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as Parent may reasonably require, Parent shall deliver or cause to be delivered to the Beneficiary certificates representing Parent Common Shares of which the Beneficiary is the holder.

5.14

Withholding Rights

Parent, ExchangeCo and Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any holder of Exchangeable Shares or Parent Common Shares such amounts as Parent, ExchangeCo or Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Parent, ExchangeCo and Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Parent, ExchangeCo or Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and Parent, ExchangeCo or Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. Prior to making any distribution to holders of Exchangeable Shares or Parent Common Shares, Parent or ExchangeCo, as the case may be, shall ensure that Trustee has access to sufficient funds (by directly providing, if necessary, such funds to Trustee) to enable Trustee to comply with any applicable withholding taxes in connection with such consideration. In carrying out its duties under this Section 5.14, Trustee may obtain the advice of and assistance from such experts as Trustee may reasonably consider necessary or advisable. If requested by Trustee, Parent shall retain such experts for providing such advice or assistance to Trustee.

ARTICLE 6

CONCERNING THE TRUSTEE

6.1

Powers and Duties of the Trustee

The rights, powers, duties and authorities of Trustee under this Agreement, in its capacity as Trustee of the Trust, shall include:

(a)

receipt and deposit of the Parent Special Voting Shares from Parent as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(b)

granting proxies and distributing materials to Beneficiaries as provided in this Agreement;

(c)

voting the Beneficiary Votes in accordance with the provisions of this Agreement;

(d)

receiving the grant of the Exchange Right and the Automatic Exchange Rights from Parent as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

(e)

exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Beneficiaries Exchangeable Shares and other requisite documents and distributing to such Beneficiaries Parent Common Shares and cheques, if any, to which such Beneficiaries are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

(f)

holding title to the Trust Estate;

(g)

investing any moneys forming, from time to time, a part of the Trust Estate as provided in this trust agreement;

(h)

taking action at the written direction of a Beneficiary or Beneficiaries to enforce the obligations of Parent and ExchangeCo under this Agreement;

(i)

carrying out any actions and executing and delivering any documents necessary to reflect adjustments in the number of Parent Special Voting Shares that are issued and outstanding from time to time; and

(j)

taking such other actions and doing such other things as are specifically provided in this Agreement.

In the exercise of such rights, powers, duties and authorities Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers, duties and authorities by Trustee shall be final, conclusive and binding upon all Persons.

Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent Trustee would exercise in comparable circumstances.

The duties and obligations of Trustee shall be determined by the provisions hereof and by the provisions of applicable law and accordingly, Trustee shall only be responsible for the performance of such duties and obligations as it has undertaken herein or as required by applicable law. Where the provision of documentation to Trustee is contemplated by this Agreement, Trustee shall retain the right not to act and shall be held not to be liable for refusing to act unless it has received such documentation in a clear and reasonable form that complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment on the part of Trustee except as provided herein.

6.2

No Conflict of Interest

Except for any potential conflict arising from the Trustee being a holder of Exchangeable Shares, and which potential conflict the parties hereto expressly waive, Trustee represents to Parent and ExchangeCo that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of Trustee as a fiduciary hereunder and the role of Trustee in any other capacity. Except for any conflict or potential conflict disclosed and waived above, Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 9. If, notwithstanding the foregoing provisions of this Section 6.2, Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If Trustee contravenes the foregoing provisions of this Section 6.2, any interested party may apply to the Supreme Court of British Columbia for an order that Trustee be replaced as Trustee hereunder.

6.3

Dealings with Transfer Agents, Registrars, etc.

Parent and ExchangeCo irrevocably authorize Trustee, from time to time, to:

(a)

consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Parent Common Shares; and

(b)

requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement and (ii) from the transfer agent of Parent Common Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Article 5 hereof.

Parent and ExchangeCo irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Parent covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights in each case pursuant to Article 5 hereof.

6.4

Books and Records

Trustee shall keep available for inspection by Parent and ExchangeCo at Trustee’s principal corporate trust office in Vancouver, British Columbia correct and complete books and records of account relating to the Trust created by this Agreement, including without limitation, all relevant data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Exchange Right and the Automatic Exchange Rights. On or before July 31, 2013, and on or before January 15 in every year thereafter, so long as the Parent Special Voting Shares are on deposit with Trustee, Trustee shall transmit to Parent and ExchangeCo a brief report, dated as of the preceding December 31, with respect to:

(a)

the property and funds comprising the Trust Estate as of that date;

(b)

the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by Trustee on behalf of Beneficiaries in consideration of the issuance by Parent of Parent Common Shares in connection with the Exchange Right, during the calendar year ended on such December 31; and

(c)

any action taken by Trustee in the performance of its duties under this Agreement which it had not previously reported.

6.5

Indemnification Prior to Certain Actions by Trustee

Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to Trustee reasonable security, funding or indemnity, satisfactory to Trustee, acting reasonably, against the costs, expenses and liabilities which may be incurred by Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to Trustee any such security, funding or indemnity in connection with the exercise by Trustee of any of its rights, duties, powers and authorities with respect to the Parent Special Voting Shares pursuant to Article 4, subject to Section 6.14, and with respect to the Exchange Right pursuant to Article 5, subject to Section 6.14, and with respect to the Automatic Exchange Rights pursuant to Article 5, subject to Section 6.14.

None of the provisions contained in this Agreement shall require Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security or indemnified as aforesaid.

6.6

Action of Beneficiaries

No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested Trustee to take or institute such action, suit or proceeding and furnished Trustee with the security, funding or indemnity referred to in Section 6.5 and Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or the Voting Rights, the Exchange Rights or the Automatic Exchange Rights except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

6.7

Reliance Upon Declarations

Trustee shall not be considered to be in contravention of any its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions, lists, mailing labels, or reports or other papers or documents furnished pursuant to the provisions hereof or required by Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions, lists, mailing labels or reports or other papers or documents comply with the provisions of Section 6.8, if applicable, and with any other applicable provisions of this Agreement.

6.8

Evidence and Authority to the Trustee

Parent and/or ExchangeCo shall furnish to Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by Parent and/or ExchangeCo or Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by Trustee at the request of or on the application of Parent and/or ExchangeCo promptly if and when:

(a)

such evidence is required by any other section of this Agreement to be furnished to Trustee in accordance with the terms of this Section 6.8; or

(b)

Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives Parent and/or ExchangeCo written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

Such evidence shall consist of an Officer’s Certificate of Parent and/or ExchangeCo or a statutory declaration or a certificate made by Persons entitled to sign an Officer’s Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights or the taking of any other action to be taken by Trustee at the request or on the application of Parent and/or ExchangeCo, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert or any other Person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Parent and/or ExchangeCo it shall be in the form of an Officer’s Certificate or a statutory declaration.

Each statutory declaration, Officer’s Certificate, opinion or report furnished to Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the Person giving the evidence:

(a)

declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

(b)

describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

(c)

declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

6.9

Experts, Advisers and Agents

Trustee may:

(a)

in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by Trustee or by Parent and/or ExchangeCo or otherwise, and may employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

(b)

employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

6.10

Investment of Moneys Held by the Trustee

Unless otherwise provided in this trust agreement, any moneys held by or on behalf of Trustee which under the terms of this trust agreement may or ought to be invested or which may be on deposit with Trustee or which may be in the hands of Trustee may be invested and reinvested in the name or under the control of Trustee in securities in which, under the laws of the Province of British Columbia, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by Trustee, and Trustee shall so invest such moneys on the written direction of ExchangeCo. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of Trustee in any chartered bank in Canada or, with the consent of ExchangeCo, in the deposit department of Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

6.11

Trustee Not Required to Give Security

Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

6.12

Trustee Not Bound to Act on Request

Except as in this Agreement otherwise specifically provided, Trustee shall not be bound to act in accordance with any direction or request of Parent and/or ExchangeCo or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to Trustee, and Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by Trustee to be genuine.

6.13

[Intentionally Deleted]

6.14

Conflicting Claims

If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, Trustee may elect not to exercise any Voting Rights, Exchange Rights or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, Trustee shall not be or become liable to any Person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

(a)

the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction and all rights of appeal have expired; or

(b)

all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

If Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

6.15

Acceptance of Trust

Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various Persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

6.16

Incumbency Certificate

Each of Parent and ExchangeCo shall file with Trustee a certificate of incumbency setting forth the names of the individuals authorized to give instructions, directions or other instruments to Trustee (each an “Authorized Person”), together with specimen signatures of such persons, and Trustee shall be entitled to rely on the latest certificate of incumbency filed with it unless it receives notice, in accordance with Section 13.3 of this Agreement, of a change in the Authorized Persons with updated specimen signatures.

ARTICLE 7

COMPENSATION

7.1

Fees and Expenses of Trustee

Parent and ExchangeCo jointly and severally agree to pay Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse Trustee for all reasonable expenses (including taxes other than taxes based on the net income of Trustee) and disbursements (including reasonable travel expenses incurred by Trustee in connection with its duties hereunder and reasonable compensation and reasonable remuneration paid by Trustee in connection with the retainer or employment of experts, advisors and agents under Sections 5.14 and 6.9), including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by Trustee in connection with its duties under this Agreement; provided that Parent and ExchangeCo shall have no obligation to reimburse Trustee for any expenses or disbursements paid, incurred or suffered by Trustee in any suit or litigation in which Trustee is determined to have acted in bad faith or with negligence, recklessness or wilful misconduct. Invoices for services rendered by Trustee hereunder shall be provided to Parent, on behalf of Parent and ExchangeCo, at the address of the Parent set forth in Section 13.3 of this Agreement. Any amount owing or unpaid after 30 days from the invoice date will bear interest at a rate per annum, from the expiration of such 30 day period, equal to the then current rate charged by Trustee and shall be payable on demand. The obligation of Parent and ExchangeCo under this Section 7.1 shall survive the resignation or removal of Trustee.

ARTICLE 8

INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1

Indemnification of Trustee

Parent and ExchangeCo jointly and severally agree to indemnify and hold harmless Trustee and each of its directors, officers and agents appointed and acting in accordance with this Agreement (collectively, the “Indemnified Parties”), as applicable, against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of Trustee’s legal counsel) which, without fraud, negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of Trustee’s acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instruction delivered to Trustee by Parent or ExchangeCo pursuant hereto.

In no case shall Parent or ExchangeCo be liable under this indemnity for any claim against any of the Indemnified Parties unless Parent and ExchangeCo shall be notified by Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, Parent and ExchangeCo shall be entitled to participate at their own expense in the defence and, if Parent and ExchangeCo so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. Trustee shall have the right to employ separate counsel in any such suit and participate, in the defence thereof but the fees and expenses of such counsel shall be at the expense of Trustee unless: (i) the employment of such counsel has been authorized by Parent or ExchangeCo; or (ii) the named parties to any such suit include both Trustee and Parent or ExchangeCo and Trustee shall have been advised by counsel acceptable to Parent or ExchangeCo that there may be one or more legal defences available to Trustee that are different from or in addition to those available to Parent or ExchangeCo and that, in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case Parent and ExchangeCo shall not have the right to assume the defence of such suit on behalf of Trustee but shall be liable to pay the reasonable fees and expenses of counsel for Trustee).

For certainty, the indemnity provided for in this Section 8.1 shall survive the termination of the Agreement.

8.2

Limitation on Liability

Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this trust agreement, except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of Trustee.

ARTICLE 9

CHANGE OF TRUSTEE

9.1

Resignation

Trustee, or any Trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Parent and ExchangeCo specifying the date on which it desires to resign, provided that such notice shall not be given less than one month before such desired resignation date unless Parent and ExchangeCo otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor Trustee and the acceptance of such appointment by the successor Trustee. Upon receiving such notice of resignation, Parent and ExchangeCo shall promptly appoint a successor Trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. Failing acceptance by a successor Trustee of such appointment, a successor Trustee may be appointed by an order of a court of competent jurisdiction upon application of one or more of the parties hereto, at the expense of Parent and ExchangeCo.

9.2

Removal

Trustee, or any Trustee hereafter appointed, may (provided a successor Trustee is appointed) be removed at any time on not less than 30 days’ prior notice by written instrument executed by Parent and ExchangeCo, in duplicate, one copy of which shall be delivered to Trustee so removed and one copy to the successor Trustee.

9.3

Successor Trustee

Any successor Trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to Parent and ExchangeCo and to its predecessor Trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as Trustee in this Agreement. However, on the written request of Parent and ExchangeCo or of the successor Trustee, Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of Trustee so ceasing to act. Upon the request of any such successor Trustee, Parent, ExchangeCo and such predecessor Trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers.

9.4

Notice of Successor Trustee

Upon acceptance of appointment by a successor Trustee as provided herein, Parent and ExchangeCo shall cause to be mailed notice of the succession of such Trustee hereunder to each Beneficiary specified in a List. If Parent or ExchangeCo shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of Parent and ExchangeCo.

ARTICLE 10

PARENT SUCCESSORS

10.1

Certain Requirements in Respect of Combination, etc.

Parent shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if such other Person or continuing corporation (herein called the “Parent Successor”), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, a trust agreement supplemental hereto to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Parent under this Agreement.

10.2

Vesting of Powers in Successor

Whenever the conditions of Section 10.1 have been duly observed and performed, Trustee and, if required by Section 10.1, Parent Successor and ExchangeCo shall execute and deliver the supplemental trust agreement provided for in Article 11 and thereupon Parent Successor shall possess and from time to time may exercise each and every right and power of Parent under this Agreement in the name of Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Parent or any officers of Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

10.3

Wholly-Owned Subsidiaries

Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Parent with or into Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Parent provided that all of the assets of such subsidiary are transferred to Parent or another wholly-owned direct or indirect subsidiary of Parent and any such transactions are expressly permitted by this Article 10.

ARTICLE 11

AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

11.1

Amendments, Modifications, etc.

This Agreement may not be amended or modified except by an agreement in writing executed by Parent, ExchangeCo and Trustee and approved by the Beneficiaries in accordance with Section 10.2 of the Exchangeable Share Provisions.

11.2

Ministerial Amendments

Notwithstanding the provisions of Section 11.1, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this Agreement for the purposes of:

(a)

adding to the covenants of any or all parties hereto for the protection of the Beneficiaries hereunder provided that the Board of Directors of each of ExchangeCo and Parent shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Beneficiaries;

(b)

making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of Parent and ExchangeCo and in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel), having in mind the best interests of the Beneficiaries, it may be expedient to make, provided that such Boards of Directors and Trustee shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Beneficiaries; or

(c)

making such changes or corrections which, on the advice of counsel to Parent, ExchangeCo and Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel) and the Board of Directors of each of Parent and ExchangeCo such changes or corrections will not be prejudicial to the rights and interests of the Beneficiaries.

11.3

Meeting to Consider Amendments

ExchangeCo, at the request of Parent, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the charter documents of ExchangeCo, the Exchangeable Share Provisions and all applicable laws.

11.4

Changes in Capital of Parent and ExchangeCo

At all times after the occurrence of any event contemplated pursuant to Section 2.7 or 2.8 of the Exchangeable Share Support Agreement or otherwise, as a result of which either Parent Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

11.5

Execution of Supplemental Trust Agreements

No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time ExchangeCo (when authorized by a resolution of its Board of Directors), Parent (when authorized by a resolution of its Board of Directors) and Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a)

evidencing the succession of Parent Successors and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 10 and any successor Trustee in accordance with the provisions of Article 9 and Section 12.3;

(b)

making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel), will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of counsel to Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Parent, ExchangeCo, Trustee or this Agreement; and

(c)

for any other purposes not inconsistent with the provisions of this Agreement, including without limitation, to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of Trustee (which may, for this purpose, rely on the opinion of counsel), the rights of Trustee and Beneficiaries will not be prejudiced thereby.

ARTICLE 12

TERMINATION AND ASSIGNMENT

12.1

Term

The Trust created by this Agreement shall continue until the earliest to occur of the following events:

(a)

no outstanding Exchangeable Shares are held by a Beneficiary (other than Parent and its Affiliates);

(b)

each of Parent and ExchangeCo elects in writing to terminate the Trust and such termination is approved by the Beneficiaries in accordance with Section 10.2 of the Exchangeable Share Provisions; and

(c)

21 years from the date of this Agreement.

12.2

Survival of Agreement

This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of Article 7 and Article 8 shall survive any such termination of this Agreement.

12.3

Assignment by Trustee

This Agreement may not be assigned by Trustee without the prior written consent of Parent and ExchangeCo, not to be unreasonably withheld; provided, however, that this Agreement may be assigned by Trustee to an Affiliate (the “Assignee”) if (a) the Assignee executes, acknowledges and delivers to Parent and ExchangeCo a trust agreement of other instrument(s) supplemental hereto as provided in Article 11 to evidence the appointment of it as successor Trustee and the acceptance by it of such appointment and the assumption by it of all the duties and obligations of the predecessor Trustee hereunder without further amendment hereto, and (b) Parent and ExchangeCo are provided with a certificate of a senior officer of the Assignee in form satisfactory to them, acting reasonably, certifying that the Assignee is authorized to carry on the business of a trust company in each of the Provinces of Canada and is free of any material conflict of interest in its role as fiduciary under this Agreement and in its role in any other capacity.

ARTICLE 13

GENERAL

13.1

Severability

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

13.2

Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Beneficiaries.

13.3

Notices to Parties

All notices and other communications required or permitted to be delivered to a party under this Agreement shall be in writing and shall be deemed to have been properly delivered, given or received upon receipt when delivered by hand or two business days after being sent by registered mail, courier, express delivery service, facsimile or by electronic mail, provided that in each case the notice or communication is sent to the address, facsimile telephone number or email address set forth beneath the name of such party below:

(a)

if to ExchangeCo or Parent to:

FUTURE ENERGY CORP.

c/o MarilynJean Media Inc.

104 – 12877 76th Avenue

Surrey, British Columbia

V3W 1E6

Attention:

Jason Carvalho

Email:

jason@marilynjean.com

(b)

if to Trustee to:

Chester Ku

1005 – 1238 Richards Street

Vancouver, British Columbia

V6B 6M6

Email:

chesterafield@gmail.com

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by fax shall be deemed to have been given and received on the date of receipt thereof and if given by electronic mail shall be deemed to have been given and received on the date of effective transmittal thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

13.4

Notice to Beneficiaries

Any and all notices to be given and any documents to be sent to any Beneficiaries may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares in any manner permitted by the charter documents of ExchangeCo from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such charter documents, the provisions of which charter documents shall apply mutatis mutandis to notices or documents as aforesaid sent to such Beneficiaries.

13.5

Risk of Payments by Post

Whenever payments are to be made or documents are to be sent to any Beneficiary by Trustee or Beneficiary to Trustee, the making of such payment or sending of such document sent through the post shall be at risk of the Parent and ExchangeCo, in the case of payments made or documents sent by Trustee, and at the risk of the Beneficiary, in the case of payments made or documents sent by the Beneficiary.

13.6

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

13.7

Fax and electronic execution

Delivery of an executed signature page to this Agreement by any party to this Agreement by facsimile transmission and portable document format (.PDF) shall be as effective as delivery of a manually executed copy of this Agreement by such party.

13.8

Jurisdiction

This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

13.9

Attornment

Parent agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of British Columbia, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, and hereby appoints ExchangeCo at its registered office in the Province of British Columbia as Parent’s attorney for service of process.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARILYNJEAN HOLDINGS INC.

Per:

____________________________________

FUTURE ENERGY CORP.

Per:

____________________________________

CHESTER KU

___________________________________________

Name:

Chester Ku (Trustee)